UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

LCA-VISION INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27610 (Commission File Number)	11-2882328 (IRS Employer Identification No.)

7840 Montgomery Road, Cincinnati, Ohio (Address of Principal Executive Offices)	45236 (Zip Code)

Registrant’s telephone number, including area code: (513) 792-9292

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 21, 2005, LCA-Vision Inc. (the “Company”) issued a press release announcing the appointment of William F. Bahl and Thomas G. Cody to the Board of Directors of the Company, effective March 21, 2005. A copy of the press release is attached hereto as Exhibit 99.1. Messrs. Bahl and Cody will stand for election at the next annual meeting of stockholders scheduled for May 16, 2005 and their board committee memberships will be determined after the annual meeting. There were no arrangements pursuant to which Messrs. Bahl and Cody were selected as directors and neither has had any related party transactions with the Company.

Item 9.01      Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Press release dated March 21, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.
/s/ Alan H. Buckey Alan H. Buckey Executive Vice President/Finance and Chief Financial Officer

Date: March 21, 2005